SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): April 25, 2002


                                VCA ANTECH, INC.
                  (Exact Name of Registrant as Specified in Charter)


        Delaware                   1-10787                95-4097995
(State or Other Jurisdiction     (Commission             (IRS Employer
     of Incorporation)           File Number)          Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for VCA Antech, Inc. for the first quarter ended March 31, 2002, as presented in the press release of April 25, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

99.1 Press release dated April 25, 2002, containing financial information for VCA Antech, Inc. for the first quarter ended March 31, 2002.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 25, 2002                   VCA Antech, Inc.



                                 /S/TOMAS FULLER
                                 ------------------------
                                 By: Tomas Fuller
                                 Its: Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBITS

99.1                 Press Release dated April 25, 2002.



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